Exhibit 10.17

Supplemental Agreement to the Series of Cooperation Agreements

amongst

Zhuhai Meizhilian Education Technology Co., Ltd.

Domestic Affiliates

and

Meten Education Shareholders

April 2, 2019

This Supplemental Agreement to the Series of Cooperation Agreements (hereinafter referred to as “this Agreement”) was signed by the following parties on April 2, 2019:

A.                Zhuhai Meizhilian Education Technology Co., Ltd., a wholly foreign-owned enterprise legally established and existing under the laws of PRC, with the unified social credit code of 91440400MA52A269XU. Its registered address is at Room105 (59220 (concentrated office area)), No. 6, Baohua Road, Hengqin New District, Zhuhai (hereinafter referred to as “WFOE”);

B.                The Domestic Affiliates, which refer to Shenzhen Meten International Education Co., Ltd. and its affiliated subsidiaries and training centers and schools (as shown in Annex I of this Agreement, including any or all of the limited liability company(ies) and private non-enterprise legal entity(ies) directly/indirectly invested and controlled by Shenzhen Meten International Education Co., Ltd. and updated from time to time according to the Original Series of Cooperation Agreements and this Agreement, are hereinafter referred to as “Domestic Affiliates”);

C.                Jishuang Zhao, a Chinese citizen whose ID number is [ ], and the residential address is at Room 16D, Building 1, Jinhaiwan Garden, Furong Road, Futian District, Shenzhen, Guangdong Province;

D.                Siguang Peng, a Chinese citizen whose ID number is [ ], and the residential address is at 17D, Building 1, Golden Bay Garden, Furong Road, Futian District, Shenzhen.

E.                 Yupeng Guo, a Chinese citizen whose ID number is [ ], and the residential address is at A-2, 3rd Floor, Times Fortune Building, No. 88 Fuhua Three Road, Futian District, Shenzhen, Guangdong Province;

F.                  Yun Feng, a Chinese citizen whose ID number is [ ], and the residential address is at Room 504, No. 29, Gexin Road, Baoshan District, Shanghai.

G.                Jun Yao, a Chinese citizen whose ID number is [ ], and the residential address is at 17P, Jinzhong Building, Nanshan District, Shenzhen, Guangdong Province;

H.               Tong Zeng, a Chinese citizen whose ID number is [ ], and the residential address is at 2-603, Building 3, No. 3110 Renmin North Road, Luohu District, Shenzhen;

I.                    Yongchao Chen, a Chinese citizen whose ID number is [ ], and the residential address is at 6D, Building 27, Gang Zhong Lv Garden, No. 21 Nongyuan Road, Futian District, Shenzhen, Guangdong Province;

J.                    Xinyu Meilianzhong Investment Management Center (Limited Partnership), a partnership legally established and existing under the laws of PRC, with the unified social credit code of 913605033329529727. Its registered address is at Yangtiangang International Eco-City in Xiannvhu District, Xinyu City, Jiangxi Province;

K.                Shenzhen Daoge No.21 Investment Partnership (Limited Partnership), a partnership legally established and existing under the laws of PRC, with the unified social credit code of 91440300MA5EQ0XL2X. Its registered address is at Room 3401-3402, Zhongzhou Building, No. 3088 Jintian Road, Futian Street, Futian District, Shenzhen;

L.                 Zhihan (Shanghai) Investment Center (Limited Partnership), a partnership legally established and existing under the laws of PRC, with the unified social credit code of 91310115MA1K39UL09. Its registered address is at 26th Floor, No. 828-838 Zhangyang Road, PRC (Shanghai) Free Trade Pilot Zone;

M.             Xinyu Meilianxing Investment Management Center (Limited Partnership), a partnership legally established and existing under the laws of PRC, with the unified social credit code of 91360503332948949D and its registered address is Yangtiangang International Eco-City in Xiannvhu District, Xinyu City, Jiangxi Province;

N.                Xinyu Meilianchou Investment Management Center (Limited Partnership), a partnership legally established and existing under the laws of PRC, with the unified social credit code of 913605033329489060, and its registered address is at Yangtiangang International Eco-city in Xiannvhu District, Xinyu City, Jiangxi Province;

O.                Shenzhen Daoge No.11 Education Investment Partnership (Limited Partnership), a partnership legally established and existing under the laws of PRC, with the unified social credit code of 91440300MA5EDGNC8Y. Its registered address is at c/o Shenzhen Qianhai Commerce Secretariat Co., Ltd., Room 201, Building A, No. 1 Qianwan First Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen ;

P.                  Hangzhou Muhua Equity Investment Fund Partnership (Limited Partnership), a partnership legally established and existing under Chinese law, with the unified social credit code of 91330183MA28L6U93N. Its registered  address is at No. 2 Gongwang Road, Huanggongwang Village, Dongzhou Street, Fuyang District, Hangzhou, Zhejiang Province;

Q.                Shenzhen Daoge Growth No. 3 Investment Fund Partnership (Limited Partnership), a partnership legally established and existing under the laws of PRC, with the unified social credit code of 914403003594989844. Its registered address is at c/o Shenzhen Qianhai Commerce Secretariat Co., Ltd., Room 201, Building A, No. 1 Qianwan First Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen;

R.                Shenzhen Daoge Growth No.6 Investment Fund Partnership (Limited Partnership), a partnership legally established and existing under the Chinese law, with the unified social credit code of 91440300MA5DB1LN2W. Its registered address is at 49F, Fortune Building, Fuhua Three No. 88 Futian Street, Futian District, Shenzhen;

S.                  Shenzhen Daoge Growth No. 5 Investment Fund Partnership (Limited Partnership), a partnership legally established and existing under the laws of PRC, with the unified social credit code of 91440300MA5DAL4T2P. Its registered address is at Room 3401-3402, Zhongzhou Building, No. 3088 Jintian Road, Futian Street, Futian District, Shenzhen.

(The above items C to S are hereinafter collectively referred to as “Meten Education Shareholders”)

In this Agreement, WFOE, Domestic Affiliates, and Meten Education Shareholders are collectively referred to as “Parties”, and each a “Party”.

Whereas:

1.              The Parties executed the Business Cooperation Agreement, the Exclusive Call Option Agreement, the Exclusive Technical Service and Management Consulting Agreement, the Equity Pledge Agreement, the Shareholder Rights Entrustment Agreement and the Shareholders’ Power of Attorney respectively/jointly on November 23, 2018 (collectively referred to as the “Original Series of Cooperation Agreements”);

2.              The Parties propose to revise the Original Series of Cooperation Agreements to clarify the scope of the “Domestic Affiliates” under the Original Series of Cooperation Agreements.

NOW, THEREFORE, after negotiations, the Parties agree as follows:

1.              Replace the definition of certain signing parties to the Business Cooperation Agreement, the Exclusive Technical Service and Management Consulting Agreement and the Exclusive Call Option Agreement, being “‘Domestic Affiliates’ refer to Shenzhen Meten International Education Co., Ltd. and its controlled limited liability companies and private non-enterprise legal entities (as shown in Annex I of this Agreement, any or all of the aforementioned entity(ies) are referred to as “Domestic Affiliates”)” with “‘Domestic Affiliates’ refer to  Shenzhen Meten International Education Co., Ltd. and its controlled limited liability companies and private non-enterprise legal entities (as shown in Annex I of this Agreement, including any or all of the limited liability company(ies) and private non-enterprise legal entity(ies) directly/indirectly invested and controlled by Shenzhen Meten International Education Co., Ltd. and updated from time to time according to the series of cooperation agreements, are hereinafter referred to as “Domestic Affiliates”)”.

2.              Replace the definition being “‘Domestic Affiliates’ refer to Meten Education and its controlled limited liability companies and private non-enterprise legal entities (as shown in Annex I of this Agreement, any or all of the aforementioned entity(ies) are referred to as “Domestic Affiliates”)” under Section I-Definition and Interpretation of the Business Cooperation Agreement with “‘Domestic Affiliates’ refer to  Shenzhen Meten International Education Co., Ltd. and its subsidiaries and training centers/schools (as shown in Annex I of this Agreement, including any or all of the limited liability company(ies) and private non-enterprise legal entity(ies) directly/indirectly invested and controlled by Shenzhen Meten International Education Co., Ltd. and updated from time to time according to the series of cooperation agreements, are hereinafter referred to as “Domestic Affiliates”)”.

3.              Replace the definition being “‘Domestic Affiliates’ refer to  the companies and private non-enterprise legal entities as shown in Annex I of the Business Cooperation Agreement” under Section I-Definition and Interpretation of the Equity Pledge Agreement and the Shareholder Rights Entrustment Agreement with “‘Domestic Affiliates’ refer to  any or all of the entity(ies) as shown in Annex I of the Business Cooperation Agreement, including the limited liability company(ies) and private non-enterprise legal entity(ies) directly/indirectly invested and controlled by Shenzhen Meten International Education Co., Ltd. and updated from time to time according to the series of cooperation agreements.”

4.              Replace the Annex I - Domestic Affiliates of the Business Cooperation Agreement, the Exclusive Technical Service and Management Consulting Agreement and the Exclusive Call Option Agreement with the Annex I - Domestic Affiliates of this Agreement.

5.              This Agreement shall have the same effect as the Original Series of Cooperation Agreements. In the event of any inconsistency between the two versions, this Agreement shall prevail. Anything not specified in this Agreement shall be subject to the provisions of the Original Series of Cooperation Agreements.

6.              The applicable laws and dispute resolution of this Agreement shall be consistent with the Original Series of Cooperation Agreements.

7.              This Agreement shall be executed in eighty-five (85) counterparts in Chinese. Each Party shall hold one (1) copy. Each copy shall have same legal effect.

[Signature Pages Follow.]

(Signature Page of the Supplemental Agreement to the Series of Cooperation Agreements)

Zhuhai Meizhilian Education Technology Co., Ltd. (seal)

Signature of legal representative/authorized representative:

/s/ Yupeng Guo

(Signature Page of the Supplemental Agreement to the Series of Cooperation Agreements)

Shenzhen Meten International Education Co., Ltd. (seal)

Signature of legal representative/authorized representative:

/s/ Jishuang Zhao

(Signature Page of the Supplemental Agreement to the Series of Cooperation Agreements)

Jishuang Zhao

ID card number: [ ]

/s/ Jishuang Zhao

(Signature Page of the Supplemental Agreement to the Series of Cooperation Agreements)

Siguang Peng

ID number: [ ]

/s/ Siguang Peng

(Signature Page of the Supplemental Agreement to the Series of Cooperation Agreements)

Yupeng Guo

ID number: [ ]

/s/ Yupeng Guo

(Signature Page of the Supplemental Agreement to the Series of Cooperation Agreements)

Yun Feng

ID number: [ ]

/s/ Yun Feng

(Signature Page of the Supplemental Agreement to the Series of Cooperation Agreements)

Jun Yao

ID number: [ ]

/s/ Jun Yao

(Signature Page of the Supplemental Agreement to the Series of Cooperation Agreements)

Tong Zeng

ID number: [ ]

/s/ Tong Zeng

(Signature Page of the Supplemental Agreement to the Series of Cooperation Agreements)

Yongchao Chen

ID number: [ ]

/s/ Yongchao Chen

(Signature Page of the Supplemental Agreement to the Series of Cooperation Agreements)

Xinyu Meilianzhong Investment Management Center (limited partnership) (seal)

Signature of the executing partner/authorized representative:

/s/ Siqi Huang

Xinyu Meilianxing Investment Management Center (Limited Partnership) (seal)

Signature of the executing partner/authorized representative:

/s/ Siqi Huang

Xinyu Meilianchou Investment Management Center (Limited Partnership) (seal)

Signature of the executing partner/authorized representative:

/s/ Siqi Huang

(Signature Page of the Supplemental Agreement to the Series of Cooperation Agreements)

Shenzhen Daoge No. 21 Investment Partnership (Limited Partnership) (seal)

Signature of the executing partner/authorized representative:

/s/ Chenyang Xu

Shenzhen Daoge No. 11 Education Investment Partnership (Limited Partnership) (seal)

Signature of the executing partner/authorized representative:

/s/ Chenyang Xu

Shenzhen Daoge Growth No. 3 Investment Fund Partnership (Limited Partnership) (seal)

Signature of the executing partner/authorized representative:

/s/ Chenyang Xu

Shenzhen Daoge Growth No. 6 Investment Fund Partnership (Limited Partnership) (seal)

Signature of the executing partner/authorized representative:

/s/ Chenyang Xu

Shenzhen Daoge Growth No. 5 Investment Fund Partnership (Limited Partnership) (seal)

Signature of the executing partner/authorized representative:

/s/ Chenyang Xu

(Signature Page of the Supplemental Agreement to the Series of Cooperation Agreements)

Zhihan (Shanghai) Investment Center (Limited Partnership) (seal)

Signature of the executing partner/authorized representative:

/s/ Junbao Shan

(Signature Page of the Supplemental Agreement to the Series of Cooperation Agreements)

Hangzhou Muhua Equity Investment Fund Partnership (Limited Partnership) (seal)

Signature of the executing partner/authorized representative:

/s/ Shu Zhang

(Signature Page of the Supplemental Agreement to the Series of Cooperation Agreements)

Meten Education (Shenzhen) Co., Ltd. (seal)	Shenzhen Meten Qiancheng International Education Co., Ltd. (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Shenzhen Yinglian Information Consulting Co., Ltd. (seal)	Shenzhen Yingguo Information Technology Co., Ltd. (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Lv Cheng Tian Xia International Travel Service (Beijing) Co., Ltd. (seal)	Beijing Le Wen Xie Er Education Consulting Co., Ltd. (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Beijing Meten Yingguo Education Consulting Co., Ltd. (seal)	Beijing Meilianxing Education Technology Co., Ltd. (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Beijing Meten Overseas Technology Co., Ltd. (seal)	Chengdu Meten Education Technology Co., Ltd. (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Chengdu Meten English Training School Co., Ltd. (seal)	Meten Education (Dongguan) Co., Ltd. (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Dongguan Meten Education Technology Co., Ltd. (seal)	Guangzhou Meten Education Technology Co., Ltd. (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

(Signature Page of the Supplemental Agreement to the Series of Cooperation Agreements)

Huizhou Meten Education Technology Co., Ltd. (seal)	Nanjing Meten Foreign Language Training Co., Ltd. (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Ningbo Tangning Education Information Consulting Co., Ltd. (seal)	Quanzhou Meten Education Consulting Co., Ltd. (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Shaoxing Yuecheng Meten English Training School Co., Ltd. (seal)	Suzhou Meten Education Consulting Co., Ltd. (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Wuxi Meten Foreign Language Training Co., Ltd. (seal)	Wuhan Meilianxing Teaching Technology Co., Ltd. (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Chongqing Nan’an District Xinlian English Training Co., Ltd. (seal)	Changzhou Meten Education Technology Co., Ltd. (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Beijing Jingchengying Education Network Technology Co., Ltd. (seal)	Beijing Jingchengying Education and Culture Development Co., Ltd. (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Changsha Kaifu District Xinlian English Training School Co., Ltd. (seal)	Foshan Xinyu Education Technology Co., Ltd. (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Yupeng Guo	/s/ Jishuang Zhao

(Signature Page of the Supplemental Agreement to the Series of Cooperation Agreements)

Shenzhen Meten English Training Center (seal)	Chengdu Wuhou District Meten English Training School (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Chengdu Qingyang District Meten English Training School (seal)	Mianyang City Peicheng District Meten English Training School (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Dongguan Dongcheng Meten English Training Center (seal)	Dongguan Nancheng Meten English Training Center (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Meten English Training School, Chancheng District, Foshan (seal)	Meten English Training Center, Nanhai District, Foshan (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Meten Wanda English Training Center, Nanhai District, Foshan (seal)	Daliang Meten English Training Center, Shunde District, Foshan (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Meten English Training Center, Tianhe District, Guangzhou (seal)	Meten English Training Center, Pengjiang District, Jiangmen (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Nanchang Honggutan Meten English Training School (seal)	Nanjing Qinhuai Meten English Training School (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

(Signature Page of the Supplemental Agreement to the Series of Cooperation Agreements)

Ningbo Zhiyue Foreign Language School (seal)	Zhiyue Education Training School, Yinzhou District, Ningbo (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Meten English Training Center, Huli District, Xiamen (seal)	Meten English Training Center, Fengze District, Quanzhou (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Shenyang Meten English Training School (seal)	Meten English Training Center, High-Tech Zone, Suzhou (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Suzhou Meten English Training Center (seal)	Meten English Training Center, Industrial Park Zone, Suzhou (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Meten English Training School, Donghu New Technology Development Zone, Wuhan (seal)	Meten English Training School, Jianghan District, Wuhan (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Meten English Training School, Hanyang District, Wuhan (seal)	Xi’an Meten English Training Center (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Meten English Training School, Kaifu District, Changsha (seal)	Zhongshan Meten English Training Center (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

(Signature Page of the Supplemental Agreement to the Series of Cooperation Agreements)

Meten English Training Center, East District, Zhongshan (seal)	Chongqing Yuzhong Meten English Training School (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Meilian English Training School, Jiulongpo District, Chongqing (seal)	Meten English Training School, Jiangbei District, Chongqing (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Meten English Education Training School, Shapingba District, Chongqing (seal)	ABC Foreign Language Training School, Xicheng District, Beijing (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

ABC Foreign Language Training School, Fengtai District, Beijing (seal)	Harbin ABC Foreign Language School (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

ABC Foreign Language School, Xiangfang District, Harbin (seal)	Harbin ABC Culture Training School (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Annex I: Domestic Affiliates

1.	Shenzhen Meten International Education Co., Ltd.
2.	Meten Education (Shenzhen) Co., Ltd.
3.	Shenzhen Meten Qiancheng International Education Co., Ltd.
4.	Shenzhen Yinglian Information Consulting Co., Ltd.
5.	Shenzhen Yingguo Information Technology Co., Ltd.
6.	Lv Cheng Tian Xia International Travel Service (Beijing) Co., Ltd.
7.	Beijing Le Wen Xie Er Education Consulting Co., Ltd.
8.	Beijing Meten Yingguo Education Consulting Co., Ltd.
9.	Beijing Meilianxing Education Technology Co., Ltd.
10.	Beijing Meten Overseas Technology Co., Ltd.
11.	Chengdu Meten Education Technology Co., Ltd.
12.	Chengdu Meten English Training School Co., Ltd.
13.	Meten Education (Dongguan) Co., Ltd.
14.	Dongguan Meten Education Technology Co., Ltd.
15.	Guangzhou Meten Education Technology Co., Ltd.
16.	Huizhou Meten Education Technology Co., Ltd.
17.	Nanjing Meten Foreign Language Training Co., Ltd.
18.	Ningbo Tangning Education Information Consulting Co., Ltd.
19.	Quanzhou Meten Education Consulting Co., Ltd.
20.	Shaoxing Yuecheng Meten English Training School Co., Ltd.
21.	Suzhou Meten Education Consulting Co., Ltd.
22.	Wuxi Meten Foreign Language Training Co., Ltd.
23.	Chongqing Nan’an District Xinlian English Training Co., Ltd.
24.	Wuhan Meilianxing Teaching Technology Co., Ltd.
25.	Changzhou Meten Education Technology Co., Ltd.
26.	Beijing Jingchengying Education Network Technology Co., Ltd.
27.	Beijing Jingchengying Education and Culture Development Co., Ltd.
28.	Changsha Kaifu District Xinlian English Training School Co., Ltd.
29.	Foshan Xinyu Education Technology Co., Ltd.
30.	Shenzhen Meten English Training Center
31.	Chengdu Wuhou District Meten English Training School
32.	Chengdu Qingyang District Meten English Training School
33.	Dongguan Dongcheng Meten English Training Center
34.	Meten English Training School, Chancheng District, Foshan
35.	Meten Wanda English Training Center, Nanhai District, Foshan
36.	Meten English Training Center, Tianhe District, Guangzhou
37.	Nanchang Honggutan Meten English Training School
38.	Ningbo Zhiyue Foreign Language School
39.	Mianyang City Peicheng District Meten English Training School
40.	Dongguan Nancheng Meten English Training Center
41.	Meten English Training Center, Nanhai District, Foshan

42.	Daliang Meten English Training Center, Shunde District, Foshan
43.	Meten English Training Center, Pengjiang District, Jiangmen
44.	Nanjing Qinhuai Meten English Training School
45.	Zhiyue Education Training School, Yinzhou District, Ningbo
46.	Meten English Training Center, Huli District, Xiamen
47.	Shenyang Meten English Training School
48.	Suzhou Meten English Training Center
49.	Meten English Training School, Donghu New Technology Development Zone, Wuhan
50.	Meten English Training School, Hanyang District, Wuhan
51.	Meten English Training School, Kaifu District, Changsha
52.	Meten English Training Center, East District, Zhongshan
53.	Meten English Training Center, Fengze District, Quanzhou
54.	Meten English Training Center, High-Tech Zone, Suzhou
55.	Meten English Training Center, Industrial Park Zone, Suzhou
56.	Meten English Training School, Jianghan District, Wuhan
57.	Xi’an Meten English Training Center
58.	Zhongshan Meten English Training Center
59.	Chongqing Yuzhong Meten English Training School
60.	Meilian English Training School, Jiulongpo District, Chongqing
61.	Meten English Education Training School, Shapingba District, Chongqing
62.	ABC Foreign Language Training School, Fengtai District, Beijing
63.	ABC Foreign Language School, Xiangfang District, Harbin
64.	Meten English Training School, Jiangbei District, Chongqing
65.	ABC Foreign Language Training School, Xicheng District, Beijing
66.	Harbin ABC Foreign Language School
67.	Harbin ABC Culture Training School